Exhibit 24.01

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint John C. Gerspach and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2012, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have subscribed these presents this 15th day of January, 2013.

/s/ Michael L. Corbat
(Signature)

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, John C. Gerspach and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2012, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have subscribed these presents this 15th day of January, 2013.

/s/ Franz B. Humer
(Signature) Franz B. Humer

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, John C. Gerspach and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2012, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have subscribed these presents this 15th day of January, 2013.

/s/ Robert L. Joss
(Signature) Robert L. Joss

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, John C. Gerspach and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2012, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have subscribed these presents this 15th day of January, 2013.

/s/ Michael E. O’Neill
(Signature) Michael E. O’Neill

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, John C. Gerspach and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2012, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have subscribed these presents this 15th day of January, 2013.

/s/ Lawrence R. Riccardi
(Signature) Lawrence R. Riccardi

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, John C. Gerspach and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2012, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have subscribed these presents this 15th day of January, 2013.

/s/ Judith Rodin
(Signature) Judith Rodin

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, John C. Gerspach and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2012, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have subscribed these presents this 15th day of January, 2013.

/s/ Robert L. Ryan
(Signature) Robert L. Ryan

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, John C. Gerspach and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2012, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have subscribed these presents this 15th day of January, 2013.

/s/ Anthony M. Santomero
(Signature) Anthony M. Santomero

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, John C. Gerspach and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2012, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have subscribed these presents this 15th day of January, 2013.

/s/ Joan E. Spero
(Signature) Joan E. Spero

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, John C. Gerspach and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2012, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have subscribed these presents this 15th day of January, 2013.

/s/ Diana L. Taylor
(Signature) Diana L. Taylor

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, John C. Gerspach and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2012, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have subscribed these presents this 15th day of January, 2013.

/s/ William S. Thompson
(Signature) William S. Thompson

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, John C. Gerspach and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2012, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have subscribed these presents this 15th day of January, 2013.

/s/ Ernesto Zedillo
(Signature) Ernesto Zedillo